POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED JUNE 27, 2017 TO THE SUMMARY PROSPECTUS

DATED FEBRUARY 24, 2017 OF:

PowerShares S&P 500 Value Portfolio

Important Notice Regarding Change in the Name for the PowerShares S&P 500 Value Portfolio (the “Fund”)

Effective June 30, 2017, the name of the Fund will change to the PowerShares S&P 500 Enhanced Value Portfolio. Therefore, on that date, all references to the name of the Fund in the summary prospectus are replaced with PowerShares S&P 500 Enhanced Value Portfolio.

There will be no change to the investment objective, underlying index or methodology of the underlying index for the Fund.

Please Retain This Supplement For Future Reference.

P-SPVU-SUMPRO-SUP-2 062717